Deferred Costs	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deferred Costs
5.
DEFERRED COSTS

Deferred costs primarily consist of the incremental sales commission and service fee relating to obtaining of customers contract which is expected to be recovered and is capitalized pursuant to ASC 340-40 Other Assets and Deferred Cost relating to contracts with customers. The capitalized sales commission is amortized in the same manner the related revenue being recognized.

The movements of deferred costs for the years ended December 31, 2022 and 2023 are as follows:

	As of December 31,
	2022	2023
	RMB	RMB
Beginning balances (current and non-current)	198,373	121,725
Additions	19,940	22,813
Amortizations	(96,454)	(59,957)
Accumulated impairments	(134)	(1,534)
Ending balances (current and non-current)	121,725	83,047
Deferred costs, current	42,886	14,274
Deferred costs, non-current	78,839	68,773